Prospectus Supplement
John Hancock Funds II
Opportunistic Fixed Income Fund (the fund)
Supplement dated January 13, 2026 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective immediately, Rakesh R. Yeredla, CFA is added as a portfolio manager of the fund. Brian M. Garvey and Brij S. Khurana will continue as portfolio managers of the fund and, along with Rakesh R. Yeredla, CFA, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
Accordingly, the following information is added under the heading “Portfolio management”:
Rakesh R. Yeredla, CFA
Managing Director and Fixed Income Portfolio Manager
Managed the fund since 2026
Additionally, effective December 31, 2026 (the effective date), Brian M. Garvey will no longer serve as a portfolio manager of the fund. Accordingly, as of the effective date, all references to Brian M. Garvey will be removed from the Summary Prospectus. Brij S. Khurana and Rakesh R. Yeredla, CFA will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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